Exhibit 17(a)

PROXY TABULATOR
P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.
To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.
To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate box on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E34868-TBD	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

				For	Against	Abstain

1.         To approve an Agreement and Plan of Reorganization by and among the Target Trust, on behalf of HIMCO VIT Index Fund (the “Target Fund”); BlackRock Variable Series Funds, Inc., on behalf of BlackRock S&P 500 Index V.I. Fund (the “Acquiring Fund”); Hartford Investment Management Company, investment manager to the Target Fund; and BlackRock Advisors, LLC, investment manager to the Acquiring Fund, which provides for (i) the transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund; (ii) the distribution of such shares of the Acquiring Fund to shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund as a series of HIMCO Variable Insurance Trust (the “Target Trust”).

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

				☐	☐	☐
Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of

Shareholders to Be Held on April 4, 2018.

The Notice of Joint Special Meeting of Shareholders and the Combined Prospectus/Proxy Statement are

available at www.proxyvote.com

E34869-TBD

— — — — — — — — — — — — —— — —— — — — — — — — — — — — — — — — — — — — — — — — — — —

NOTICE OF A JOINT SPECIAL MEETING

OF THE SHAREHOLDERS OF

HIMCO VARIABLE INSURANCE TRUST (the “Target Trust”)

HIMCO VIT Index Fund

HIMCO VIT Portfolio Diversifier Fund

(each a “Target Fund”)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TARGET TRUST. The undersigned hereby appoints Matthew Poznar, Brenda Page, and Laura Kealey, as Proxies, or any of them, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, at the Joint Special Meeting to be held at the offices of Hartford Investment Management Company, One Hartford Plaza, Tower East Entrance, Hartford, Connecticut, on April 4, 2018 or any postponement or adjournment thereof. The undersigned acknowledges receipt of the Notice of Joint Special Meeting and the accompanying Combined Prospectus/Proxy Statement, each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.
To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.
To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate box on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E34870-TBD	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

				For	Against	Abstain

2.         To approve an Agreement and Plan of Reorganization by and among the Target Trust, on behalf of HIMCO VIT Portfolio Diversifier Fund (the “Target Fund”); BlackRock Variable Series Funds, Inc., on behalf of BlackRock Managed Volatility V.I. Fund (the “Acquiring Fund”); Hartford Investment Management Company, investment manager to the Target Fund; and BlackRock Advisors, LLC, investment manager to the Acquiring Fund, which provides for (i) the transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund; (ii) the distribution of such shares of the Acquiring Fund to shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund as a series of HIMCO Variable Insurance Trust (the “Target Trust”).

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

				☐	☐	☐
Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of

Shareholders to Be Held on April 4, 2018.

The Notice of Joint Special Meeting of Shareholders and the Combined Prospectus/Proxy Statement are

available at www.proxyvote.com

— — — — — — — — — — — — —— — —— — — — — — — — — — — — — — — — — — — — — — — — — — —

E34871-TBD

NOTICE OF A JOINT SPECIAL MEETING

OF THE SHAREHOLDERS OF

HIMCO VARIABLE INSURANCE TRUST (the “Target Trust”)

HIMCO VIT Index Fund

HIMCO VIT Portfolio Diversifier Fund

(each a “Target Fund”)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TARGET TRUST. The undersigned hereby appoints Matthew Poznar, Brenda Page, and Laura Kealey, as Proxies, or any of them, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, at the Joint Special Meeting to be held at the offices of Hartford Investment Management Company, One Hartford Plaza, Tower East Entrance, Hartford, Connecticut, on April 4, 2018 or any postponement or adjournment thereof. The undersigned acknowledges receipt of the Notice of Joint Special Meeting and the accompanying Combined Prospectus/Proxy Statement, each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE